                                                                    Exhibit 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Electronics for Imaging, Inc. (the "Company"), on Form 10-Q for the quarter ended September 30, 2004 (the "Report"), I, Guy Gecht, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            November 8, 2004                         /s/ Guy Gecht
            ----------------                         ---------------------------
            Date                                     Guy Gecht
                                                     Chief Executive Officer

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the accompanying Quarterly Report of Electronics for Imaging, Inc. (the "Company"), on Form 10-Q for the quarter ended September 30, 2004 (the "Report"), I, Joseph Cutts, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            November 8, 2004                         /s/ Joseph Cutts
            ---------------                          ---------------------------
            Date                                     Joseph Cutts
                                                     Chief Financial Officer